QUAKER® INVESTMENT TRUST

Supplement dated March 8, 2010
To the Prospectus Dated October 28, 2009 for the
Quaker Small-Cap Value Fund

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus.  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

Effective March 8, 2010, the following replaces the current section entitled “FEES AND EXPENSES OF THE FUND” on page 14.

FEES AND EXPENSES OF THE FUND

Fund investors pay various expenses either directly or indirectly.  This table shows the expenses for the past year, adjusted to reflect any charges that you may pay if you buy and hold shares of the Fund.  Actual or future expenses may be different.

Shareholder Transaction Expenses
Sales charges (fees paid directly from your investment)	Class A	Class C	Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases(1) (as a percentage of the offering price)	5.50%	NONE	NONE
Maximum Deferred Sales Charge (Load) (1) (as a percentage of the original purchase price or redemption proceeds, whichever is lower)	NONE	NONE	NONE
Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees(2)(3)	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	1.00%(4)	NONE
Other Expenses	0.30%	0.30%	0.30%
Total Fund Operating Expenses(3)	1.55%	2.30%	1.30%

(1)	Please see “SHAREHOLDER INFORMATION” for an explanation of how and when these sales charges apply.
(2)	Management fees include a subadvisory fee of 0.70% paid to the Fund’s sub-adviser, Aronson+Johnson+Ortiz, LP.
(3)
The Adviser has voluntarily agreed to waive its advisory fees to the extent that the total operating expenses of the Fund (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.60% for Class A Shares, 3.35% for C Shares, and 2.35% for Institutional Class Shares, of the average net assets of each class, respectively.  The Adviser currently has no intention to terminate this arrangement, although it may do so at any time in its sole discretion.  In addition, the total annual fund operating expenses for the current fiscal year are expected to be 1.55%, 2.30% and 1.30%, respectively for Class A, Class C and Institutional Class Shares.

(4)	The 12b-1 fee for this share class consists of a shareholder servicing fee of 0.25% of average net assets and a distribution fee of 0.75% per annum of average daily net assets.

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EXPENSE EXAMPLES

The following examples are intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated.  The example also assumes a 5% return each year, with operating expenses staying the same.  Your actual returns and expenses may be different.

Expenses of Hypothetical $10,000 Investment in Quaker Small-Cap Value Fund

If you redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$ 758	$ 1,191	$ 1,649	$ 2,912
Class C	$ 233	$ 845	$ 1,482	$ 3,195
Institutional Class	$ 132	$ 542	$ 978	$ 2,190

If you did not redeem your shares at the end of the period, your expenses for investing in the Fund would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$ 758	$ 1,191	$ 1,649	$ 2,912
Class C	$ 233	$ 845	$ 1,482	$ 3,195
Institutional Class	$ 132	$ 542	$ 978	$ 2,190

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